Roundhill Video Games ETF (NERD)
(the “Fund”)
a series of Listed Funds Trust

June 12, 2026
Supplement to the Fund’s Summary Prospectus
dated April 30, 2026, as supplemented
Effective June 22, 2026, the following sentence is added to the “Principal Investment Strategies” section in the “Fund Summary” of the Summary Prospectus for the Fund:
The Fund may invest in shares of companies through initial public offerings (“IPOs”) or in shares of companies that have recently gone through an IPO and are now publicly traded on a stock exchange.
Accordingly, the following risk is hereby added, in alphabetical order, to the “Principal Investment Risks” section in the “Fund Summary” of the Summary Prospectus for the Fund:
IPO Risk. The Fund may at times have the opportunity to invest in IPO shares or in shares of companies that have recently undergone an IPO. The market value of such shares can have significant volatility due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs and the Fund may lose money on an investment in such securities.

Please retain this Supplement with your Summary Prospectus for future reference.
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